Income Taxes	12 Months Ended
Sep. 30, 2012
Income Taxes [Abstract]
Income Taxes

Note 11 – Income Taxes

Income tax for the years ended September 30, 2012 and 2011 is summarized as follows:

	2012	2011
Current:
Federal	$-	$-
State	800	800
Deferred benefit	(2,200,000)	(2,300,000)

Change in valuation allowance	2,200,000	2,300,000

Income tax expense	$800	$800

Through September 30, 2012, the Company incurred net operating losses for tax purposes of approximately $38,300,000. The net operating loss carry forward for federal and state purposes may be used to reduce taxable income through the year 2032. The availability of the Company's net operating loss carry forward is subject to limitation if there is a 50% or more positive change in the ownership of the Company's stock.

The gross deferred tax asset balance as of September 30, 2012 is approximately $14,750,000.  A 100% valuation allowance has been established against the deferred tax assets, as the utilization of the loss carry forward cannot reasonably be assured.   Components of the deferred tax assets are limited to the Company’s net operating loss carryforwards, and are presented as follows at September 30:

	2012	2011
Deferred tax assets (liabilities):
Net operating loss carryforwards	$14,750,000	$12,550,000
Deferred tax assets, net	14,750,000	12,550,000
Valuation allowance	(14,750,000)	(12,550,000)

Net deferred tax assets	$-	$-

Differences between the benefit from income taxes and income taxes at the statutory federal income tax rate are as follows for years ended September 30:

	2012		2011
	Amount	Rate	Amount	Rate

Tax expense (benefit) at federal statutory rate	$(1,959,000)	-34.0%	$(2,017,000)	-34.0%
State taxes, net of federal benefit	(336,000)	-5.8%	(361,200)	-6.1%
Other	95,800	1.6%	79,000	1.4%
Net operating loss carryforward	2,200,000	38.2%	2,300,000	38.7%
Tax expense at actual rate	$800	0.0%	$800	0.0%